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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this registration statement of Input Software, Inc., on Form S-8 of our reports dated February 11, 1999 on our audits of the financial statements of Input Software, Inc. as of December 31, 1998 and for each of the three years in the period ended December 31, 1998 appearing in the 1998 Annual Report on Form 10-K.


PricewaterhouseCoopers LLP

San Jose, California
September 11, 1999